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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the filing of Brightpoint, Inc.'s (the "Company") Annual Report on Form 10-K/A for the period ending December 31, 2004 (the "Report"), I, Robert J. Laikin, the Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                              /s/ ROBERT J. LAIKIN
                                   ---------------------------------------------
                                   Robert J. Laikin
                                   Chairman of the Board and Chief Executive
                                   Officer

Date: August 29, 2005